THIRD AVENUE INTERNATIONAL REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

March 31, 2021 (unaudited)

	Security Description	Shares	Fair Value

95.16%	COMMON STOCKS
36.82%	DIVERSIFIED/OTHER
	CapitalLand, Ltd.	838,400	$2,343,431
	Centuria Capital Group*	851,592	1,604,093
	China Vanke Co., Ltd.*	404,000	1,582,408
	Merlin Properties SOCIMI, S.A.	111,338	1,138,580
	NEXTDC, Ltd.*	148,281	1,173,544
	St. Modwen Properties PLC	207,502	1,158,510
	SUNeVision Holdings, Ltd.	1,897,000	1,954,563
	Swire Pacific, Ltd.	1,763,000	2,081,828
	The Wharf (Holdings), Ltd.	763,000	2,021,816
			15,058,773
25.01%	MULTI-FAMILY/HOUSING
	Aedas Homes S.A.U.*	64,160	1,685,451
	Boardwalk Real Estate Investment Trust	67,116	1,939,192
	Glenveagh Properties PLC*	2,263,460	2,398,307
	Grainger PLC	522,502	1,921,747
	Irish Residential Properties REIT PLC	1,193,400	2,284,073

			10,228,770
18.78%	OFFICE/INDUSTRIAL

	BR Properties S.A.	1,059,089	1,618,165
	Corporacion Inmobiliaria Vesta SAB	907,981	1,902,187
	Derwent London PLC*	35,555	1,582,183
	Sydney Airport*	264,693	1,244,455
	VIB Vermoegen AG	38,902	1,334,448

			7,681,438
14.55%	SELF STORAGE

	Big Yellow Group PLC	153,672	2,362,066
	National Storage REIT	1,347,337	2,046,691
	Shurgard Self Storage SA	33,863	1,542,838
			5,951,595
95.16%	TOTAL COMMON STOCKS		38,920,576
4.39%	MONEY MARKET FUNDS
	Money Market Fiduciary 0.0685%**	1,793,664	1,793,664
99.55%	NET INVESTMENTS IN SECURITIES		40,714,240
0.45%	Other assets, net of liabilities		183,580

100.00%	NET ASSETS		$40,897,820

*Non-income producing

**Effective 7 day yield as of March 31, 2021

In accordance with U.S. GAAP, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total

Common Stocks	$38,920,576	$-	$-	$38,920,576
Money Market Funds	1,793,664	-	-	1,793,664
Net Investments in Securities	$40,714,240	$-	$-	$40,714,240

The Fund held no Level 3 securities at any time during the period. There were no transfers into or out of Levels 1 and 2 during the period ended March 31, 2021.

At March 31, 2021 the cost of investments for Federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. Cost of securities for Federal income tax purpose is $33,891,727 and the related tax-based net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,542,497
Gross unrealized depreciation	(719,985)
Net unrealized depreciation	$6,822,513